UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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ISLEWORTH HEALTHCARE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ISLEWORTH HEALTHCARE ACQUISITION CORP.

360 Central Avenue, First Central Tower, Suite #800

St. Petersburg, Florida 33701

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 26, 2022

TO THE STOCKHOLDERS OF ISLEWORTH HEALTHCARE ACQUISITION CORP.:

You are cordially invited to attend a special meeting of stockholders of Isleworth Healthcare Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, to be held at 10:00 a.m. Eastern Time on August 26, 2022.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to register to attend at www.proxydocs.com/ISLE. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your proxy card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

To ask a question pertaining to the business of the annual meeting, stockholders must submit it in advance of the annual meeting. Questions may be submitted until 11:59 p.m., Eastern Time, on August 24, 2022. Each stockholder will be limited to no more than one question.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote online or by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are in the proxy materials you received for the Special Meeting.

The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

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Proposal 1 – Extension Amendment Proposal: A proposal to amend the Company’s amended and restated certificate of incorporation to extend for an initial period from September 1, 2022 to December 1, 2022, and thereafter for up to three additional months at the election of the Company, ultimately until as late as March 1, 2023 (the “Extension”, and such applicable extension date the “Extended Date”), the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering. A copy of the proposed amendment, which we refer to as the “Extension Amendment”, is set forth in Annex A to the accompanying Proxy Statement.

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Proposal 2 – Trust Amendment Proposal: A proposal to amend the Investment Management Trust Agreement, dated February 24, 2021, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to authorize the Extension and its implementation by the Company.

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Proposal 3 – Adjournment Proposal: A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the forgoing proposals. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal (together the Extension Amendment Proposal, the “Extension Proposals”), and the Adjournment Proposal is more fully described in the accompanying Proxy Statement. The purpose of these proposals is to allow us additional time to complete our initial business combination.

While we are currently in discussions regarding various business combination opportunities, our Board currently believes that there will not be sufficient time before September 1, 2022 to complete the business combination. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination in order that our stockholders have the opportunity to participate in our future investment. The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies.

In connection with the Extension Amendment Proposal, stockholders who own shares of our common stock issued in our IPO (“public shares”) have certain rights to have their shares redeemed by the Company for cash. For a description of these redemption rights and the procedure for electing redemption, see “PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL – Redemption Rights.”

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or August 24, 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Proposals are approved, our Sponsor, or its designees, has agreed to contribute to us an initial loan equal to the lesser of (a) an aggregate of $360,000 or (b) $0.105 for each public share that is not redeemed in connection with the Special Meeting to satisfy the initial three month extension until December 1, 2022. In addition in their sole discretion, our Sponsor, or its designees may provide us with additional loans each month to further extend for up to three additional months in the amount equal to the lesser of (a) an aggregate of $120,000 for each of the three subsequent calendar months commencing on December 1, 2022, that is needed by us to complete an initial business combination or (b) $0.035 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on December 1, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. Assuming the Extension Proposals are approved, each monthly contribution will be deposited in the Trust Account on or before the 1st day of such calendar month. For example, if the Extension Proposals are approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.03 per share if all of our public shares remain outstanding after redemptions, or approximately $10.21 per share if 18,630,000 public shares are redeemed (90% of the public shares) and 2,070,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. Alternatively, if the Extension Proposals are approved and the Extension is implemented and we take through December 1, 2022 to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.02 per share if all of our public shares remain outstanding after redemptions, or approximately $10.11 per share if 18,630,000 public shares are redeemed (90% of the public shares) and 2,070,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. The contributions are conditioned upon the implementation of the Extension Proposals. The contributions will not occur if the Extension Proposals are not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of an initial business combination. If the Extension Proposals and the Adjournment Proposal are not approved, unless the Company can complete a business combination by September 1, 2022, we will dissolve and liquidate in accordance with the amended and restated certificate of incorporation. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

Our Board has fixed the close of business on July 29, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of the Company’s common stock on July 29, 2022 was $9.98. The Company cannot assure stockholders that they will be able to sell their shares of the Company in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the business combination is approved and completed, or if we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Proposals and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposals, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

August 4, 2022	By Order of the Board of Directors

Your vote is important. If you are a stockholder of record, please vote online or by telephone, or sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Proposals, and an abstention will have the same effect as voting “AGAINST” the Extension Proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 26, 2022: This notice of meeting and the accompanying Proxy Statement are available at www.proxydocs.com/ISLE.

ISLEWORTH HEALTHCARE ACQUISITION CORP.

360 Central Avenue, First Central Tower, Suite #800

St. Petersburg, Florida 33701

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 26, 2022

PROXY STATEMENT

The Special Meeting of stockholders of Isleworth Healthcare Acquisition Corp., which we refer to as “we”, “us”, “our” or the “Company”, will be held at 10:00 a.m., Eastern Time on August 26, 2022, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast, which you can register to attend at www.proxydocs.com/ISLE. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your proxy card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

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Proposal 1: The Extension Amendment Proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, to extend for an initial period from September 1, 2022 to December 1, 2022, and thereafter for up to three additional months at the election of the Company, ultimately until as late as March 1, 2023 (the “Extension”, and such applicable extension date the “Extended Date”) the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination” or, if it fails to consummate a business combination, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering (the “IPO”). A copy of the proposed amendment, which we refer to as the “Extension Amendment”, is set forth in Annex A.

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Proposal 2: The Trust Amendment Proposal to amend the Investment Management Trust Agreement, dated February 24, 2021, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement (the “Trust Amendment”), to authorize the Extension and its implementation by the Company.

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Proposal 3: The Adjournment Proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal (together the Extension Amendment Proposal, the “Extension Proposals”), and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination.

In connection with the Extension Amendment Proposal, stockholders who own shares of our common stock issued in our IPO (we refer to such stockholders as “public stockholders” and such shares as “public shares”) may elect to redeem all or a portion of their public shares even if they vote for, or do not vote on, the Extension Proposals. If such stockholders elect to redeem, the redemption will be for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We refer to the election to redeem public shares in connection with the Extension Amendment Proposal as the “Election.” If the Extension Amendment Proposal is approved by the requisite vote of stockholders, holders of public shares who do not make the Election will retain their right to redeem their public shares when the business combination is submitted to the stockholders for approval, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The Sponsor and our independent directors collectively own 5,175,000 shares of our common stock that were issued prior to our IPO, which shares we refer to as “Founder Shares.” The Founder Shares and an additional 316,249 shares (“Representative Shares”) owned by I-Bankers Securities, Inc. and other lead underwriters in our IPO (together with I-Bankers Securities, Inc., the “Representatives”), are not subject to redemption pursuant to the Election.

We will not proceed with the Extension Amendment or the Trust Amendment if the number of public shares subject to the Election causes us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposals. To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or August 24, 2022). The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $207.3 million that was in the Trust Account as of July 29, 2022. In such event, the Company may need to obtain additional funds to complete the business combination or another initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposals are approved, our Sponsor, or its designees, has agreed to contribute to us an initial loan equal to the lesser of (a) an aggregate of $360,000 or (b) $0.105 for each public share that is not redeemed in connection with the Special Meeting to satisfy the initial three month extension until December 1, 2022. In addition in their sole discretion, our Sponsor, or its designees may provide us with additional loans each month to further extend for up to three additional months in the amount equal to the lesser of (a) an aggregate of $120,000 for each of the three subsequent calendar months commencing on December 1, 2022, that is needed by us to complete an initial business combination or (b) $0.035 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on December 1, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. Assuming the Extension Proposals are approved, each monthly contribution will be deposited in the Trust Account on or before the 1st day of such calendar month. For example, if the Extension Proposals are approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.03 per share if all of our public shares remain outstanding after redemptions, or approximately $10.21 per share if 18,630,000 public shares are redeemed (90% of the public shares) and 2,070,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. Alternatively, if the Extension Proposals are approved and the Extension is implemented and we take through December 1, 2022 to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.02 per share if all of our public shares remain outstanding after redemptions, or approximately $10.11 per share if 18,630,000 public shares are redeemed (90% of the public shares) and 2,070,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposals are not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of an initial business combination. If the Extension Proposals and the Adjournment Proposal are not approved, unless the Company can complete a business combination by September 1, 2022, we will dissolve and liquidate in accordance with the amended and restated certificate of incorporation. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

If the Extension Proposals are not approved and we do not consummate the business combination by September 1, 2022, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of 5,175,000 Founder Shares that were issued prior to our IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

The affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve each of the Extension Proposals. Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension Amendment or the Trust Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.00. Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Proposals are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price (such per-share price being equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares) and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposals are approved.

Our Board has fixed the close of business on July 29, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date for the Special Meeting, there were 26,191,249 shares of common stock outstanding. The Company’s warrants do not have voting rights in connection with the Extension Proposals or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged D.F. King & Co. (“D.F. King”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay D.F. King a fee of $25,000 plus a discretionary success fee. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension Proposals are approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated August 4, 2022 and is first being mailed to stockholders on or about August 8, 2022.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Why am I receiving this Proxy Statement?	We are a blank check company formed in Delaware on December 15, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In March 2021, we consummated our IPO from which we derived aggregate gross proceeds of $207.0 million. The amount in the Trust Account was initially $10.00 per public share. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date (in our case, September 1, 2022). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the business combination.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal (together with the Extension Amendment Proposal, the “Extension Proposals”) and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination.

What is being voted on?	You are being asked to vote on:

•  a proposal to amend our charter to extend the date by which we have to consummate a business combination for an initial period from September 1, 2022 to December 1, 2022, and thereafter for up to three additional months at the election of the Company, ultimately until as late as March 1, 2023 (the “Extension”, and such applicable extension date the “Extended Date”)

• a proposal to amend the Trust Agreement to authorize the Extension and its implementation by the Company; and

•  a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

Why is the Company proposing the Extension Proposals and the Adjournment Proposal?

The purpose of the Extension Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination. However, even if the Extension Proposals are approved, there is no assurance that the Company will be able to consummate a business combination, given the actions that must occur prior to closing of a business combination.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Proposals to amend our charter and Trust Agreement in the form set forth in Annex A and Annex B hereto, respectively, to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO for an initial period from September 1, 2022 to December 1, 2022, and thereafter for up to three additional months at the election of the Company, ultimately until as late as March 1, 2023.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Proposals?

Our Board believes that our stockholders should have an opportunity to consider a business combination. Accordingly, the Extension is intended to give our stockholders that opportunity, and to give the Company the opportunity to complete a business combination.

Moreover, voting FOR the Extension Proposals will not affect your right to seek redemption of your public shares in connection with the vote to approve the business combination. Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before September 1, 2022, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of each of the Extension Amendment Proposal and the Trust Amendment Proposal, which together comprise the Extension Proposals.

If the Extension Proposals are approved and the Extension is implemented, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portions of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date. The removal of the Withdrawal Amount from the Trust Account in connection with the redemption of public shares will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $207.3 million that was in the Trust Account as of July 29, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We will not proceed with the Extension Amendment or the Trust Amendment if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposals.

If the Extension Proposals are not approved and we have not consummated the business combination by September 1, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Would I still be able to exercise my redemption rights if I vote “AGAINST” the business combination?	Yes. Unless you elect to redeem your public shares in connection with the Extension, you will be able to vote on any business combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the business combination. You will retain your right to redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in our charter.

How do I redeem my shares of common stock in connection with the Extension Proposals?

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on August 24, 2022 (two business days before the Special Meeting) tender your shares electronically or physically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

The redemption rights include the requirement that a stockholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.

When would the Board abandon the Extension Proposals?	Our Board will abandon the Extension if our stockholders do not approve the Extension Proposals. In addition, notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Extension Proposals.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposals are approved?	If the Extension Proposals are approved, our Sponsor, or its designees, has agreed to contribute to us an initial loan the lesser of (a) an aggregate of $360,000 or (b) $0.105 for each public share that is not redeemed in connection with the Special Meeting to satisfy the initial three month extension until December 1, 2022. In addition in their sole discretion, our Sponsor, or its designees may provide us with additional loans each month to further extend for up to three additional months in the amount equal to the lesser of (a) an aggregate of $120,000 for each of the three subsequent calendar months commencing on December 1, 2022, that is needed by us to complete an initial business combination or (b) $0.035 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on December 1, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. Assuming the Extension Proposals are approved, each monthly contribution will be deposited in the Trust Account on or before the 1st day of such calendar month. For example, if the Extension Proposals are approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.03 per share if all of our public shares remain outstanding after redemptions, or approximately $10.21 per share if 18,630,000 public shares are redeemed (90% of the public shares) and 2,070,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. Alternatively, if the Extension Proposals are approved and the Extension is implemented and we take through December 1, 2022 to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.02 per share if all of our public shares remain outstanding after redemptions, or approximately $10.11 per share if 18,630,000 public shares are redeemed (90% of the public shares) and 2,070,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposals are not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of an initial business combination. If the Extension Proposals and the Adjournment Proposal are not approved, unless the Company can complete a business combination by September 1, 2022, we will dissolve and liquidate in accordance with the amended and restated certificate of incorporation. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

When would the Board abandon the Extension Proposals?	Our Board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve both of the Extension Proposals. In addition, notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension Amendment or the Trust Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?	All of our directors, executive officers and their respective affiliates are expected to vote all shares of common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Proposals. Currently, our Sponsor and our officers and directors own 5,175,000 Founder Shares, representing approximately 19.8% of our issued and outstanding shares of common stock, and the Representatives own an additional 316,249 Representative Shares. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Proposals.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal will each require the affirmative vote of holders of at least 65% of our shares of common stock outstanding on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Proposals?	If you do not want the Extension Proposals to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with the Extension Amendment Proposal whether or not you vote on the Extension Proposals so long as you make a timely election to redeem your public shares as described under “How do I redeem my shares of common stock in connection with the Extension Proposals?”. If the Extension Proposals are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Proposals are not approved?

Our Board will abandon the Extension if our stockholders do not approve the Extension Proposals.

If the Extension Proposals are not approved and we have not consummated the business combination by September 1, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

If the Extension Proposals are approved, what happens next?	We are seeking the Extension to provide us time to complete the business combination. Our efforts to complete the business combination will involve:

•  negotiating and executing a definitive agreement and related agreements;

•  completing proxy materials;

•  establishing a meeting date and record date for considering the business combination, and distributing proxy materials to stockholders; and

•  holding a special meeting of stockholders to consider the business combination.

We are seeking approval of the Extension Proposals because we will not be able to complete all of the tasks listed above prior to September 1, 2022. If the Extension Proposals are approved, we expect to seek stockholder approval of a business combination at a later date.

Upon approval of each of the Extension Proposals by holders of at least 65% of the common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto, and will enter into an amendment to Continental Stock Transfer & Trust Company in for form set forth in Annex B hereto. We will remain a reporting company under the Exchange Act and our common stock, public warrants will remain publicly traded.

We cannot predict the amount that will remain in the Trust Account following the redemption if the Extension Proposals are approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $207.3 million that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Proposals, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

What happens to the Company’s warrants if the Extension Proposals are not approved?	If the Extension Proposals are not approved and we have not consummated the business combination by September 1, 2022, there will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Proposals are approved?	If the Extension Proposals are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided there is an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I attend the meeting?	You will need your control number for access. Record holders and beneficial owners may register at www.proxydocs.com/ISLE. If you are a beneficial owner who holds shares in “street name” through a bank, broker or other nominee and wishes to obtain a legal proxy in order to cast a vote during the meeting, you will need to contact the record holder (that is, your bank, broker or other nominee) to obtain a legal proxy.

How do I change or revoke my vote?	You may change your vote by timely submitting a proxy with new voting instructions online or by telephone or by timely delivering a later-dated, signed proxy card so that it is received prior to the Special Meeting, or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Proposals must be approved by the affirmative vote of at least 65% of the shares of our common stock outstanding as of the record date, including the Founder Shares. Accordingly, a Company stockholder’s failure to vote by proxy or online at the Special Meeting or an abstention with respect to any of the Extension Proposals will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or online at the Special Meeting will not be counted towards the number of shares of common stock required to establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in determining whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both of the proposals presented to the stockholders at the Special Meeting will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 13,095,626 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of record of our common stock at the close of business on July 29, 2022, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 26,191,249 shares of our common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to submit your proxy vote either online, by telephone, or by filling out and returning the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Proposals and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Proposals and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Proposals and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers, and the Representatives have in the approval of the proposals?	Our Sponsor, directors and officers, and the Representatives have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 5,175,000 Founder Shares (purchased for $25,000), which unlike public shares have no redemption rights, 4,912,000 warrants (purchased for $4,912,000), and 316,249 Representative Shares, which unlike public shares have no redemption rights. These Founder Shares, warrants, and Representative Shares would expire worthless if a business combination is not consummated. In addition, in connection with our working capital needs, our Sponsor has loaned us an aggregate of $750,000, which it lent to us pursuant to interest-free loans. If a business combination is not consummated, these loans would not be repaid. See the section entitled “PROPOSAL NO 1 – THE EXTENSION AMENDMENT PROPOSAL — Interests of our Sponsor, Directors and Officers”.

Do I have appraisal rights if I object to the Extension Proposals?	Our stockholders do not have appraisal rights in connection with the Extension Proposals under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged D.F. King & Co (“D.F. King”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay D.F. King a fee of $25,000 plus a discretionary success fee. We will also reimburse D.F. King for reasonable out-of-pocket expenses and will indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension Proposals are approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, D.F. King, at (800) 714-3312 (toll free), or brokers and banks may call collect at (212) 269-5550. You may contact D.F. King by email at ISLE@dfking.com.

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

This Proxy Statement includes “forward-looking statements” within the meaning of the federal securities laws that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this Proxy Statement including, without limitation, statements regarding the pending business combination and the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 29, 2022, our Quarterly Report on Form 10-Q filed with the SEC on May 23, 2022, and in other reports we file with the SEC. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on August 26, 2022, as a virtual meeting. You will be able to register to attend at www.proxydocs.com/ISLE. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your proxy card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Special Meeting.

To attend the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the Special Meeting, you may register to do so as described above.

Beneficial owners who wish to vote during the Special Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares to obtain a legal proxy. After contacting our transfer agent a beneficial owner will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial owners should contact our transfer agent at least five business days prior to the meeting date. All holders can register to attend the meeting with their voting control number.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on July 29, 2022, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned on the record date. The Company’s warrants do not carry voting rights. At the close of business on the record date for the Special Meeting, there were 26,191,249 shares of common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged D.F. King to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact D.F. King at (800) 714-3312 (toll free), or brokers and banks may call collect at (212) 269-5550. You may contact D.F. King by email at ISLE@dfking.com.

BACKGROUND

We are a blank check company incorporated on December 15, 2020 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our principal executive offices are located at 360 Central Avenue, First Central Tower, Suite #800, St. Petersburg, Florida 33701.

There are currently 26,191,249 shares of our common stock issued and outstanding. In addition, there are outstanding warrants to purchase an aggregate of 16,490,000 shares of common stock and 569,249 shares of common stock at exercise prices of $11.50 per share and $12.00 per share, respectively.

Approximately $207.3 million consisting of proceeds from our IPO, the simultaneous sale of warrants in a private placement transaction, and interest income are being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee. The Trust Account is and will remain invested in U.S. government securities with a maturity of 185 days or less or in an open ended investment company that holds itself out as a money market fund until the earlier of (i) the consummation of our initial business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Pursuant to the terms of our Amended and Restated Certificate of Incorporation, if our initial business combination is not consummated by September 1, 2022, then we will dissolve and liquidate in accordance with the amended and restated certificate of incorporation, and we will distribute all amounts in the Trust Account.

The Board currently believes that there will not be sufficient time before September 1, 2022, to complete a business combination. Accordingly, the Board believes that in order to be able to consummate a business combination, we will need to obtain the Extension and that, without the Extension, we would be precluded from completing a business combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating a business combination.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will be entitled to vote on the business combination when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the business combination is approved and completed or we have not consummated a business combination by the Extended Date.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date to allow the Company more time to complete our initial business combination.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. As of the date of this proxy statement, we are not a party to any agreements in connection with a business combination.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement as Annex A.

The Company’s public stockholders will have an opportunity to have their public shares redeemed in accordance with the Company’s charter either upon enactment of the Extension Amendment or, whether or not the Extension Amendment Proposal is approved, upon consummation of an initial business combination or in connection with the winding up of the Company. See “Redemption Rights” below.

Reasons for the Extension Amendment Proposal

The Company’s charter provides that the Company has until September 1, 2022 to complete the purposes of the Company, including effecting a business combination under its terms. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

The Company’s charter provides that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to amend the charter to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we do not expect to be able to conclude a business combination before September 1, 2022, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination until the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the business combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination with respect to the business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved, we will not amend our charter to extend the deadline for effecting a business combination. If that deadline is not extended, it is highly unlikely that we will consummate a business combination by September 1, 2022. If we have not consummated the business combination by September 1, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares of common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and warrants.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares as described under “Redemption Rights,” below. We cannot predict the amount that will remain in the Trust Account following any redemptions, and the amount remaining in the Trust Account may be only a small fraction of the approximately $207.3 million that was in the Trust Account as of the record date. We will not proceed with the Extension Amendment or the Trust Amendment if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the business combination, you will retain the right to vote on the business combination when it is submitted to stockholders, and you will have the right to redeem your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the Trust Account if we have not consummated a business combination by the Extended Date.

Required Vote

The affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Extension Amendment Proposal.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with the Extension Amendment whether or not you vote on the Extension Amendment Proposal, and regardless of how you vote, so long as you exercise your redemption rights as described below under “Redemption Rights.” The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension.

Our Sponsor, all of our directors, executive officers and their affiliates, and the Representatives are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers of the Company and their affiliates, and the Representatives beneficially owned and were entitled to vote an aggregate of 5,491,249 shares, including 5,175,000 Founder Shares, representing approximately 21.0% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Recommendation of the Board

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

Interests of our Sponsor, Directors and Officers and the Representatives

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

our Sponsor, which is controlled by our Chief Executive Officer and which certain of our officers and directors hold interests in, owns 5,067,000 Founder Shares and 4,912,000 warrants, and three of our directors own an aggregate of 108,000 Founder Shares; none of these securities (which represent an aggregate investment of $4,937,000) are subject to redemption, and all will expire worthless if a business combination is not consummated by September 1, 2022, unless the Extension Amendment is implemented;

•

in connection with our working capital needs, our Sponsor has loaned us an aggregate of $750,000, which it lent to us pursuant to interest-free loans and which will not be repaid if a business combination is not consummated by September 1, 2022, unless the Extension Amendment is implemented;

•

the Representatives own 316,249 Representative Shares which are not subject to redemption, and all will expire worthless if a business combination is not consummated by September 1, 2022, unless the Extension Amendment is implemented;

•

if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•

none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Redemption Rights

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. A public stockholder will have this redemption right regardless of how it votes, or whether it votes, with respect to the Extension Amendment Proposal. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

If the Extension Proposals are approved, our Sponsor, or its designees, has agreed to contribute to us an initial loan equal to the lesser of (a) an aggregate of $360,000 or (b) $0.105 for each public share that is not redeemed in connection with the Special Meeting to satisfy the initial three month extension until December 1, 2022. In addition in their sole discretion, our Sponsor, or its designees may provide us with additional loans each month to further extend for up to three additional months in the amount equal to the lesser of (a) an aggregate of $120,000 for each of the three subsequent calendar months commencing on December 1, 2022, that is needed by us to complete an initial business combination or (b) $0.035 for each public share that is not redeemed in connection with the Special Meeting for each of the three subsequent calendar months commencing on December 1, 2022, that is needed by us to complete an initial business combination. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the Extension Period. Assuming the Extension Proposals are approved, each monthly contribution will be deposited in the Trust Account on or before the 1st day of such calendar month. For example, if the Extension Proposals are approved and the Extension is implemented and we take the full time through the Extended Date to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.03 per share if all of our public shares remain outstanding after redemptions, or approximately $10.07 per share if 10,350,000 public shares are redeemed (50% of the public shares) and 10,350,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share, and approximately $10.21 per share if 18,630,000 public shares are redeemed (90% of the public shares) and 2,070,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. Alternatively, if the Extension Proposals are approved and the Extension is implemented and we take through December 1, 2022 to complete a business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.02 per share if all of our public shares remain outstanding after redemptions, or approximately $10.03 per share if 10,350,000 public shares are redeemed (50% of the public shares) and 10,350,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share, and approximately $10.11 per share if 18,630,000 public shares are redeemed (90% of the public shares) and 2,070,000 public shares remain outstanding, in comparison to the current redemption amount of $10.00 per share. The contributions are conditioned upon the implementation of the Extension Proposal. The contributions will not occur if the Extension Proposals are not approved or the Extension is not completed. The amount of the contributions will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of an initial business combination. If the Extension Proposals and the Adjournment Proposal are not approved, unless the Company can complete a business combination by September 1, 2022, we will dissolve and liquidate in accordance with the amended and restated certificate of incorporation. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional contributions will terminate.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, COMPLY, OR ENSURE YOUR BANK OR BROKER COMPLIES, WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 24, 2022. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A STOCKHOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER, AND ADDRESS IN ORDER TO VALIDLY REDEEM ITS PUBLIC SHARES.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on August 24, 2022 (two business days before the Special Meeting), you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or deliver your shares to the transfer agent electronically using the Depository Trust Company’s (“DTC”) DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on August 24, 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Proposals are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on August 24, 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Proposals are not approved or the Extension is otherwise not implemented, these shares will not be redeemed and will be returned to the stockholder promptly following the determination that the Extension Proposals will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after implementation of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of the record date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.00 at the time of the Special Meeting. The closing price of the Company’s common stock on July 29, 2022 was $9.98.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on August 24, 2022 (two business days before the Special Meeting).

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Proposals. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that hold common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own five percent or more of the common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our common stock that elect to have their common stock redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Common Stock

In the event that a U.S. Holder’s common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of common stock generally will be treated as a sale of the common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its common stock so redeemed. A U.S. Holder’s adjusted tax basis in its common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of common stock or the purchase price of a share of common stock purchased in the open market) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S.

Holder’s adjusted tax basis in our common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our common stock that elect to have their common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its common stock of the Company and is not a U.S. Holder.

Redemption of Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Common Stock Treated as a Sale

If the redemption qualifies as a sale of common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our common stock, and, in the case where shares of our common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing

(but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares redeemed in connection with the Extension Proposals.

PROPOSAL NO. 2 – THE TRUST AMENDMENT PROPOSAL

Overview

On February 24, 2021, the Company entered into that certain Investment Management Trust Agreement, dated August 10, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”) in connection with our IPO and a potential business combination.

The proposed amendment to the Trust Agreement, in the form set forth in Annex B hereof (the “Trust Amendment”), would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Amendment Proposal,.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Extension under the Trust Agreement, as the Extension is not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension.

Vote Required for Approval

The affirmative vote of holders of 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Trust Amendment Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Trust Amendment Proposal. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment Amendment.

Our Sponsor, all of our directors, executive officers and their affiliates, and the Representatives are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers of the Company and their affiliates, and the Representatives beneficially owned and were entitled to vote an aggregate of 5,491,249 shares, including 5,175,000 Founder Shares, representing approximately 21.0% of the Company’s issued and outstanding shares of common stock. Our Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment Amendment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Trust Amendment Proposal.

PROPOSAL NO. 3 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals. In no event will our Board adjourn the Special Meeting beyond September 1, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in determining whether a valid quorum is established but will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our officers and directors as a group.

As of the record date, there were 26,191,249 shares of common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common Stock(3)
Isleworth Healthcare Sponsor I, LLC	5,067,000	(2)	16.9%
Allen Weiss(5)	—		—
Robert Whitehead(4)	5,067,000	(2)	16.9%
Dan Halvorson(5)	—		—
Vipul Patel(5)	—		—
Monica Reed	36,000	(2)	*
W. Robert Dahl	36,000	(2)	*
Michelle McKenna	36,000	(2)	*
All directors and executive officers as a group (7 individuals)	5,175,000	(2)	19.8%
Glazer Capital, LLC(6)	2,575,000		5.2%

*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 360 Central Avenue, First Central Tower, Suite 800 St. Petersburg, Florida 33701.
(2)	Interests shown consist solely of founder shares.
(3)	Based on 26,191,249 shares of common stock outstanding.
(4)	Consists of shares held by our sponsor, of which Mr. Whitehead is the sole manager.
(5)	The individual holds an interest in our sponsor and disclaims any beneficial ownership other than to the extent of his pecuniary interest.
(6)

Based solely on the Schedule 13G filed with the SEC on February 14, 2022 by Glazer Capital, LLC, Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), with respect to the shares of common stock set forth in the table held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”). Paul J. Glazer serves as the Managing Member of Glazer Capital with respect to the shares of common stock held by the Glazer Funds. The address of the business office of each of Glazer Capital and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

The table above does not include the shares of common stock issuable upon exercise of outstanding warrants because the warrants are not exercisable within 60 days of the record date for the Special Meeting.

STOCKHOLDER PROPOSALS

If the Extension Proposals are approved and the Extension Amendment is filed, the Company’s next annual meeting of stockholders will likely be held on or about February 2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. You should direct any proposals to the Company’s Corporate Secretary at 360 Central Avenue, First Central Tower, Suite #800, St. Petersburg, Florida 33701 c/o Dan Halvorson. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under the Company’s Bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s Corporate Secretary not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

If the Extension Proposals are not approved, there will be no further annual meetings of the Company.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at (727) 245-0146 to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

D.F. King & Co.

48 Wall Street, 22nd Floor

New York, NY 10005

Telephone: (877) 536-1561

Brokers and Banks Call Collect: (212) 269-5550

All Others Call Toll-Free: (800) 714-3312

Email: ISLE@dfking.com

You may also obtain these documents by requesting them from the Company at:

Isleworth Healthcare Acquisition Corp.

Attention: Dan Halvorson

360 Central Avenue, First Central Tower, Suite #800

St. Petersburg, Florida 33701

Telephone: (727) 245-0146

If you are a stockholder of the Company and would like to request documents, please do so by August 19, 2022, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ISLEWORTH HEALTHCARE ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

ISLEWORTH HEALTHCARE ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.

The name of the Corporation is Isleworth Healthcare Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 15, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 24, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.

This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 21, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 21 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open), which may be extended by the Corporation for up to three additional months (24 months in total) in the sole discretion of the Corporation by the Corporation causing the lesser of (x) an aggregate of $120,000 or (y) $0.035 for each public share remaining outstanding, to be contributed into the Trust Account for each of the three subsequent calendar months commencing on December 1, 2022, needed by the Corporation to complete an initial business combination (the “Deadline Date”)) and (iii) the redemption of shares in connection with a vote seeking amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Isleworth Healthcare Sponsor I, LLC (the “Sponsor”), or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

A-1

(d) In the event that the Corporation has not consummated an initial Business Combination within 21 months (which may be extended by the Corporation for up to three additional months (24 months in total) in the sole discretion of the Corporation by the Corporation causing the lesser of (a) an aggregate of $120,000 or (b) $0.035 for each public share remaining outstanding, to be contributed into the Trust Account for each of the three subsequent calendar months commencing on December 1, 2022, needed by the Corporation to complete an initial business combination) the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial business combination within 21 months (up to 24 months if extended by the Corporation) from the closing of the Offering or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial business combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

6.

IN WITNESS WHEREOF, Isleworth Healthcare Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this ____ day of _________, 2022.

ISLEWORTH HEALTHCARE ACQUISITION CORP.

By:
Name: Robert Whitehead Title: Chief Executive Officer

A-2

Annex B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of [                    ], 2022, to the Investment Management Trust Agreement (the “Trust Agreement”) is made by and between Isleworth Healthcare Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into the Trust Agreement on February 24, 2021;

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at a special meeting of the Company held on [                    ], 2022, the Company’s stockholders approved (i) a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “A&R COI”) to authorize the Company to extend the date from September 1, 2022 to December 1, 2022, and thereafter up to three (3) times for an additional one (1) month each time (for a maximum of up to 6 months) by which the Company must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, or (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the shares of common stock of the Company included as part of the units sold in the Company’s initial public offering that was consummated on March 1, 2021, and (ii) a proposal to amend the Trust Agreement to authorize the Extension and its implementation by the Company; and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its Chief Executive Officer, President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) 21 months after the closing of the Offering, or up to 24 months after the closing of the Offering if the Company’s Board of Directors extends the time to complete the Business Combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions), upon the deposit into the Trust Account of the lesser of (aa) $120,000, or (bb) $0.035 for each outstanding public share by the Sponsor or its designees upon two days’ advance notice prior to December 1, 2022 or such other date as may be extended, and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation (the latest of the foregoing, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”

2. Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as follows:

[Letterhead of Company]

[Date ●]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Termination Letter

Ladies & Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between Isleworth Acquisition Corp Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of February 24, 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Company within the time frame specified in the Company’s Amended and Restated Certificate of Incorporation, as amended. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account on                     , 202     and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [    ](1) as the record date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the amended and restated certificate of incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

(1) 21 months from the closing of the Offering (or up to 24 months from the closing of this offering if we extend the period of time to consummate a business combination).

Very truly yours, ISLEWORTH HEALTHCARE ACQUISITION CORP.

By:
Name: Title:

cc: I-Bankers Securities, Inc.

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(d) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:

[ ]

ISLEWORTH HEALTHCARE ACQUISITION CORP.

By:

[ ], Chief Executive Officer

ISLE ISLEWORTH HEALTHCARE ACQUISITION CORPORATION P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/ISLE Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-551-3536 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/ISLE Isleworth Healthcare Acquisition Corp. Special Meeting of Stockholders For Stockholders of record as of July 29, 2022 TIME: Friday, August 26, 2022 10:00 AM, Eastern Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ISLE for more details This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Isleworth Healthcare Acquisition Corp. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Isleworth Healthcare Acquisition Corp. Special Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Extension Amendment Proposal: A proposal to amend the Company’s amended and restated certificate of incorporation to extend for an initial period from September 1, 2022 to December 1, 2022, and thereafter for up to three additional months at the election of the Company, ultimately until as late as March 1, 2023 (the “Extended Date”), the date by which the Company must consummate a business combination or, if it fails to do so, cease its operations and redeem or repurchase 100% of the shares of the Company’s common stock issued in the Company’s initial public offering. A copy of the proposed amendment, which we refer to as the “Extension Amendment”, is set forth in Annex A to the accompanying Proxy Statement. 2. Trust Amendment Proposal: A proposal to amend the Investment Management Trust Agreement, dated February 24, 2021, (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to authorize the Extension and its implementation by the Company. 3. Adjournment Proposal: A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the forgoing proposals. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal. FOR YOUR VOTE AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/ISLE Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date